Exhibit 10.2













                            ASSET PURCHASE AGREEMENT

                                     Between



                         BENECORP BUSINESS SERVICES INC.

                                     Seller



                                       and

                      THE RESOURCING SOLUTIONS GROUP, INC.

                                      Buyer










                            DATED: DECEMBER 31, 2004

         This ASSET PURCHASE AGREEMENT is entered into as of December 31, 2004 (the "Purchase Agreement") by and between THE RESOURCING SOLUTIONS GROUP, INC., a Nevada corporation ("Buyer"), and BENECORP BUSINESS SERVICES, INC., a Texas corporation ("Seller").


                                   WITNESSETH:

         WHEREAS, Seller operates a professional employer services business primarily in the state of Texas (the business referred to as the "Purchased Business"); and

         WHEREAS, the parties desire that Seller transfer, convey and assign to Buyer certain assets, properties and rights of the Purchased Business; and that Buyer purchase and acquire the same, upon the terms set forth below.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth below, the parties agree as follows:


                                    ARTICLE I
                TRANSFER OF PURCHASED ASSETS AND RELATED MATTERS

         1.1 PURCHASED ASSETS. On the terms and subject to the conditions of this Agreement, Seller hereby transfers, conveys and assigns to Buyer, and Buyer hereby purchases and acquires from Seller the following assets, properties and rights of Seller, effective as of the Closing Date:

                  (a) all customers of the Purchased Business as named and described in Schedule 5.7 attached hereto;

                  (b) all furniture, fixtures, and equipment used in the Purchased Business;

                  (c)      all real property leases;

                  (d) all computer hardware and software used in the business;

                  (e)      all  licenses   used  in  the   Purchased   Business,
         including, but not limited to, software licenses;

                  (f) all customer contracts of Seller as of the Closing Date as described in Schedule 5.6 attached hereto;

                  (g) the Trade Names and Trademarks (including Service Marks) of Seller used in the Purchased Business as described on
         Schedule 1.1(g) attached hereto;

                  (h)      all deposits relating to the Purchased Business;

                  (i) all records and files, including, but not limited to, property records, purchasing and sales records, correspondence with suppliers and customers (both actual and prospective), personnel records, mailing lists, customer and vendor lists and records used exclusively in the Purchased Business; and

                  (j) all cash and cash equivalents generated from the operation of the Purchased Business.

         For convenience of reference, the assets, properties and rights transferred, conveyed and assigned to Buyer hereunder are herein collectively called "Purchased Assets".

         The   parties   agree  and   acknowledge   that  Buyer  is   purchasing
substantially all of the assets of Seller by way of this Purchase Agreement.

         1.2 PASSAGE OF TITLE AND RISK OF LOSS. Legal and equitable title and risk of loss with respect to the Purchased Assets will not pass to Buyer until such assets are transferred on the Closing Date.


                                   ARTICLE II
                            EXCLUSION OF LIABILITIES

         OBLIGATIONS. Any other provision of this Agreement to the contrary notwithstanding, Buyer does not assume any liability or obligation of Seller, including but not limited to, the following:

                  (a) any liabilities and obligations of Seller for Federal, state or local taxes, fines, interest or penalties (including, without limitation, franchise, income, personal, real property, sales, use, unemployment, gross receipts, excise, payroll, withholding or other taxes);

                  (b) any claims, demands, liabilities or obligations of any nature whatsoever which arose or were incurred at or before the Closing Date, or which are based on any event that occurred or existed at or before the Closing Date, or which are based on services performed by Seller at or before the Closing Date, irrespective of when a claim or demand is made (including if the claim is made after Closing Date) irrespective of whether the liability or obligation becomes manifest, after the Closing Date, and regardless of whether or not set forth or otherwise disclosed on any Schedule attached hereto (whether or not required to be so set forth or disclosed);

                  (c) any actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or threatened against Seller;

                  (d) any liabilities and obligations of Seller for amounts owed to any person affiliated with Seller, in his or her capacity as an owner of Seller;

                  (e) any liabilities and obligations of Seller existing at the Closing under an employment agreement, written or verbal, or relating to in any way wages, commissions, bonuses, fees, expenses, accrued holiday, vacation and severance pay;




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
                  (f) any liabilities or obligations for payments due or required to be made under any health, dental, vision, pension, retirement, savings or other compensation or employee benefit plan maintained by Seller or any other entity;

                  (g) any liabilities and obligations of Seller under any contract, license, lease or other agreement;

                  (h) any liabilities relating in any way to an injury to an employee of Seller;

                  (i) any liability to pay any amounts under a contract or policy of insurance; and

                  (j)      any other liabilities and obligations of Seller.

         Seller shall take any and all commercially reasonable actions which may be necessary to prevent any person, firm or governmental authority from having recourse against the Purchased Business or any of the Purchased Assets.


                                   ARTICLE III
                                 PURCHASE PRICE

         3.1 PURCHASE PRICE. The aggregate consideration (the "Purchase Price") paid to Seller for the Purchased Assets is $310,000, paid in accordance with paragraph 3.2 below.

         3.2 PAYMENT OF PURCHASE PRICE. Buyer shall deliver to Pacel Corp. (100% owner of Seller) at Closing Ten Thousand and no/100 Dollars ($10,000.00) worth of Buyer stock and Buyer agrees to forgive and cancel that certain debt owed by Pacel Corp. in the amount of Three Hundred Thousand and no/100 Dollars ($300,000), evidenced by that certain promissory attached hereto as Exhibit 2.2.


                                   ARTICLE IV
                                     CLOSING

         4.1 CLOSING DATE. The closing for the consummation of the transaction contemplated by this Agreement (the "Closing") will take place at Charlotte, North Carolina, on December 31, 2004, or on such other date and at such other time or place as Buyer and Seller may mutually agree (the "Closing Date").

         4.2 SIMULTANEOUS ACTIONS. All actions to be taken and all documents to be executed and delivered by the parties at the Closing will be deemed to have been taken and executed simultaneously and no actions will be deemed taken or any documents executed or delivered until all have been taken, executed and delivered.

         4.3 DELIVERIES BY SELLER ON CLOSING DATE. On or before the Closing Date, Seller will deliver to Buyer the following:

                  (a) Closing Certificate. An accurate certificate, dated the Closing Date, of Seller, satisfactory in form and substance to Buyer, certifying that:



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
                           (1) the representations and warranties of Seller contained in this Agreement are true and accurate on and as of the Closing Date with the same force and effect as if made on the Closing Date;

                           (2) Seller has performed and complied with all covenants, obligations and agreements to be performed or complied with by them on or before the Closing Date pursuant to this Agreement;

                           (3) attached hereto are true and complete copies of resolutions adopted by Seller's board of directors or members, as applicable, approving this Agreement and the transactions contemplated hereby; and

                           (4) the incumbency and specimen signature of each officer of Seller executing this Agreement and any other document to be executed by Seller are as set forth in such certificate.

                  (b) Instruments of Transfer. A duly executed bill of sale and general instrument of assignment, which bill of sale and assignment shall be in substantially the form of Exhibit 4.3(b) attached hereto.

         4.4 DELIVERIES BY BUYER ON CLOSING DATE. On or before the Closing Date, Buyer will have delivered to Seller the following:

                  (a) Closing Certificate. An accurate certificate, dated the Closing Date, of a duly authorized officer of Buyer, satisfactory in form and substance to Seller, certifying that:

                           (1) the representations and warranties of Buyer contained in this Agreement are true and accurate on and as of the Closing Date with the same force and effect as if made on the Closing Date;

                           (2) Buyer has performed and complied with all covenants, obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to this Agreement;

                           (3) attached hereto are true and complete copies of resolutions adopted by Buyer's board of directors approving this Agreement and the transactions contemplated hereby; and

                           (4) the incumbency and specimen signature of each officer of Buyer executing this Agreement and any other document to be executed by Buyer are as set forth in such certificate.

                  (b) Delivery of Consideration. Buyer shall provide the purchase price required by Section 3.1 as follows:

                           a. Buyer Stock. Buyer shall deliver the samount of stock described in paragraph 3.2; and




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
                           b. Promissory Note. Buyer shall deliver to Seller the original Promissory Note, a copy of which is attached hereto as Exhibit 2.2 marked "Cancelled" and "Paid in Full".


                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:

         5.1      ORGANIZATIONAL   MATTERS.   Seller  is  a   corporation   duly
organized, validly existing and in good standing under the laws of the State of Texas.

         5.2      AUTHORITY.  Seller has all  requisite  power and authority to:
own,  lease  and  operate  its  respective  properties;  carry on the  Purchased
Business as now being conducted; enter into this Agreement; perform its respective obligations hereunder; and consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of each of the Seller. This Agreement has been duly and validly executed by each Seller, and is a valid and binding obligation of Seller, enforceable in accordance with its terms.

         5.3 NON-CONTRAVENTION. Except as stated in Schedule 5.3, neither the execution, delivery and performance of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof will:

                  (a) conflict with or result in a breach of any provision of, as applicable, the Articles of Incorporation or Bylaws of Seller;

                  (b) as of the Closing Date, cause a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms of any note, bond, lease, mortgage, indenture, license, warranty or other instrument or agreement to which Seller is a party, or by which Seller or any of its assets are or may be bound or benefited; or

                  (c) violate any law, statute, rule or regulation or order, writ, judgment, injunction or decree applicable to Seller or any of its respective assets.

         No consent or approval by, or any notification or filing with, and no permit, or authorization of, any public body or authority is required in connection with the execution, delivery, and performance by Seller or the consummation by Seller of the transactions contemplated by this Agreement.

         5.4      TITLE TO ASSETS.

                  (a) Seller has good and marketable title to (or a valid leasehold interest in) all of the Purchased Business and each of the Purchased Assets, free and clear of all mortgages, liens, pledges, charges, security interests, rights of way, options, rights of first refusal, conditions, restrictions or encumbrances of any kind or character, whether or not relating to the extension of credit or the borrowing of money (collectively, "Encumbrances"), except for the Encumbrances set forth on Schedule 5.4, and liens for taxes and governmental charges incurred in the ordinary course of business for Seller's services not yet due and payable.

                  (b) The Purchased Assets include all assets and properties and all rights that Seller believes are necessary to carry on the Purchased Business as presently conducted by Seller. Seller has complete and unrestricted power and the unqualified right to sell, convey, assign, transfer and deliver the Purchased Assets (subject to obtaining any consents or waivers of third parties disclosed on
         Schedule 5.4 and required in connection with such sale, conveyance, assignment, transfer and delivery of the Purchased Assets or any part thereof). The instruments of transfer, conveyance and assignment executed and delivered by Seller to Buyer at the Closing will be valid and binding obligations of Seller, enforceable in accordance with their respective terms, except in each case to the extent limited by application of general principles of equity and by bankruptcy, insolvency, debtor relief, and similar laws of general application affecting the enforcement of creditors' rights and debtors' obligations, and sufficient to transfer, convey and assign to Buyer all of Seller's interest in and to the Purchased Assets, and sufficient to vest in Buyer the full right, power and authority to conduct the Purchased Business as presently conducted.

         5.5 PERSONAL PROPERTY. All personal property of the Seller is in good operating condition and repair (excepting normal wear and tear), is adequate and suitable for the uses for which intended by Seller in the ordinary course of the Purchased Business, and there does not exist any condition which interferes in any material way with the use or economic value thereof.

         5.6 AGREEMENTS. Schedule 5.6 attached hereto sets forth a true, complete and correct list of all Customer Agreements to which and of the Seller were a party as of the Closing Date.

         5.7 CUSTOMERS. Schedule 5.7 attached hereto contains a true and complete list of the customers of the Purchased Business as of the Closing Date.

         5.8 BROKERS. Neither Seller, nor any of its officers, directors, employees or members, has employed any broker or finder in connection with the transactions contemplated by this Agreement. Seller shall indemnify, defend and hold Buyer harmless from any and all claims or losses relating to brokerage fees, commissions or finder's fees owed or claimed to be owed to any broker or finder engaged or claimed to be engaged by Seller.

         5.9 BENEFIT PLANS/ERISA. Seller is not a party to, and is not a sponsor, administrator or fiduciary of any employee benefit plan, including, but not limited to, an employee benefit plan defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is maintained or contributed to by the Company or any organization which is a member of a controlled group of organizations within the meaning of Code Sections 414(b),
(c), (m) or (o) of which any of the Sellers is a





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
member (the "Controlled Group") or under which any of the Sellers or any member of the Controlled Group has any liability or contingent liability ("Benefit Plans"), and which cover any employee of the Seller.

         5.10     GOVERNMENTAL  APPROVALS  AND  FILINGS.  Except as set forth in
Schedule 5.10, Seller has no Knowledge of any required consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Seller required in connection with the execution, delivery and performance of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

         5.11     TAXES.

                  (a) All Tax Returns required to be filed by or on behalf of the Seller have been duly filed on a timely basis and such Tax Returns are true, complete and correct. All Taxes owed by the, Seller have been paid in full (whether or not shown on or reportable on such Tax Returns).

                  (b) All payroll taxes of the Seller have been paid and/or held in trust awaiting payment for all payroll processed by the Seller through the date of Closing.

                  (c) None of the Purchased Assets is subject to any Lien arising in connection with any failure or alleged failure to pay any Tax.

         5.12 COMPLIANCE WITH LAWS AND ORDERS. Seller has not at any time within the last twelve (12) months, received any notice of a violation of or in default under any Law, assigned License or Order.

         In the event that Seller fails to comply with any of the requirements of Article V, Buyer, in its sole discretion, shall be entitled to terminate the Purchase Agreement and all other agreements relating thereto.


                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller as follows:

         6.1 ORGANIZATIONAL MATTERS. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

         6.2 AUTHORITY. Buyer has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer, and is a valid and binding obligation of Buyer, enforceable in accordance with its terms.







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
         6.3 NON-CONTRAVENTION. Neither the execution, delivery and performance of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, nor compliance by Buyer with any of the provisions hereof will:

                  (a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Buyer;

                  (b) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms of any agreement, instrument or obligation to which Buyer is a party, or by which any of its properties or assets may be bound, in each case excluding the Purchased Assets as to which no representation or warranty is made by Buyer; or

                  (c) violate any statute, rule or regulation or judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to Buyer or any of its assets.

         No consent or approval by, or any notification or filing with, and no permit, or authorization of, any public body or authority is required in connection with the execution, delivery, and performance by Buyer or the consummation by Buyer of the transactions contemplated by this Agreement.

         6.4 BROKERS. Neither Buyer nor its officers, directors, employees or members, has employed any broker or finder in connection with the transactions contemplated by this Agreement. Buyer shall indemnify, defend and hold Seller harmless from any and all claims or losses relating to brokerage fees, commissions or finder's fees owed or claimed to be owed to any broker or finder engaged or claimed to be engaged by Buyer.


                                   ARTICLE VII
                               COVENANTS OF SELLER

         Seller hereby covenants and agrees with Buyer as follows:

         7.1 ACCESS TO PROPERTIES AND RECORDS. Seller will give to Buyer and to its counsel, accountants, and other representatives reasonable access during normal business hours to its properties, personnel, books, tax returns, contracts, commitments and records and the right to make copies thereof. Seller will furnish to Buyer and such representatives all such additional documents and financial and other information concerning the Purchased Business as Buyer or its representatives may from time to time reasonably request and permit Buyer and such representatives to examine all records and working papers relating to the preparation, review and audits of the financial statements and tax returns relating to the Purchased Business.

         7.2 APPROVALS. Seller will use all reasonable effort to obtain in writing prior to the Closing Date all approvals, consents and waivers required to be obtained by Seller in order to effectuate the transactions contemplated hereby, and Seller shall obtain all such approvals, consents, and waivers prior to the Closing Date.





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
         7.3 FURTHER ASSURANCES. Seller will at any time and from time to time after the Closing, upon the request of Buyer, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged or delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be required for the better transferring, assigning, conveying, granting, assuring and confirming to Buyer, or for aiding and assisting in the collection of or reducing to possession by Buyer, of the Purchased Assets, or to vest in Buyer good, valid and marketable title to the Purchased Assets and otherwise to consummate the transactions contemplated by this Agreement.


                                  ARTICLE VIII
                               COVENANTS OF BUYER

         CONFIDENTIALITY; RETURN OF DOCUMENTS. Unless and until the transactions contemplated by this Agreement are consummated on the Closing Date (or other date mutually agreed upon by the parties hereto), Buyer will keep in confidence all proprietary and financial information of Seller including information concerning its customers, and will not, except to the extent required by law, financing and securities disclosure requirement or to the extent any such information is otherwise publicly available or received from a third party not affiliated with Seller, without the prior written consent of Seller, reveal any such financial or proprietary information to any third party other than affiliates or representatives of Buyer and potential lenders, investors and other providers of funds each of whom shall agree to be bound by the same restrictions with respect to confidentiality imposed on Buyer hereunder. If the transactions contemplated by this Agreement are not consummated, Buyer will return to Seller, at Seller' request, all documents supplied to Buyer by Seller and notes derived therefrom, pursuant to the provisions of this Agreement.


                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1      INDEMNIFICATION.

                  (a) Seller Indemnity. Seller will indemnify, defend and save Buyer harmless from, against, for and in respect of the following:

                           (1) any and all liabilities and obligations of Seller (whether absolute, accrued, contingent or otherwise and whether a contractual, tax or any other type of liability, obligation or claim) not specifically assumed by Buyer pursuant to this Agreement and the Assumption Agreement;

                           (2) any damages, losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by Buyer and arising from a breach of any material representation or warranty of Seller contained in or made pursuant to this Agreement (including the Schedules and Exhibits attached hereto), or in any certificate, instrument or agreement delivered by Seller pursuant hereto or in connection with the transactions contemplated hereby;






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
                           (3) any damages, losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by Buyer and arising from a breach of any material covenant or agreement of Seller contained in or made pursuant to this Agreement; and

                           (4) all reasonable costs and expenses (including, without limitation, reasonable attorneys', accountants', and other professional fees and expenses)
                  incurred by Buyer in connection with any action, suit, proceeding, demand, investigation, assessment or judgment incident to any of the matters indemnified against under this
                  Section 9.1(a).

                  (b) Buyer's Indemnity. Buyer will indemnify, defend and save Seller harmless from, against, for and in respect of the following:

                           (1) any liabilities or obligations of Seller assumed by Buyer pursuant to this Agreement and the Assumption Agreement;

                           (2) any damages, losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by Seller and arising from a breach of any representation or warranty of Buyer contained in or made pursuant to this Agreement or in any certificate, instrument or agreement delivered by it pursuant hereto or in connection with the transactions contemplated hereby;

                           (3) any damages, losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by Seller and arising from a breach of any covenant or agreement of Buyer contained in or made pursuant to this Agreement; and

                           (4) all reasonable costs and expenses (including, without limitation, reasonable attorneys', accountants', and other professional fees and expenses) incurred by Seller in connection with any action, suit, proceeding, demand, investigation assessment or judgment incident to any of the matters indemnified against under this
                  Section 9.1(b).

         9.2 THIRD PARTY CLAIMS. With respect to claims resulting from assertion of liability by third parties, the obligations and liabilities of the party responsible for indemnification (the "Indemnifying Party") hereunder with respect to indemnification claims by the party entitled to indemnification (the "Indemnified Party") will be subject to the following terms and conditions:

                  (a) The Indemnified Party will give prompt written notice to the Indemnifying Party of any assertion of liability by a third party which might give rise to a claim by the Indemnified Party against the Indemnifying Party based on the indemnity agreements contained in
         Section 9.1 hereof, stating the nature and basis of said assertion and the amount thereof, to the extent known.

                  (b) If any action, suit or proceeding is brought against the Indemnified Party, with respect to which the Indemnifying Party may have liability under the indemnity agreement contained in Section 9.1 hereof, the action, suit or proceeding will, upon the written agreement of the Indemnifying Party that it is obligated to indemnify under the indemnity agreement contained in Section 9.1 hereof, be defended (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) by the Indemnifying Party at the expense of the Indemnifying Party. The Indemnified Party will have the right to select legal counsel in any such case, and the fees and expenses of such counsel will be at the expense of the Indemnifying Counsel. If the Indemnifying Party does not agree, promptly after the notice to it provided in subsection (a) above, that it is obligated to indemnify under the indemnity agreement contained in Section 9.1 hereof, that such Indemnified Party reasonably concludes that such action, suit or proceeding involves to a significant extent matters beyond the scope of the indemnity agreement contained in Section 9.1 hereof, or that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnifying Party will not have the right to direct the defense of such action, suit or proceeding on behalf of the Indemnified Party and that portion of such fees and expenses reasonably related to matters covered by the indemnity agreement contained in Section 9.1 hereof will be borne by the Indemnifying Party. The Indemnified Party will be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is so represented. The Indemnifying Party will make available to the Indemnified Party and its attorneys and accountants all books and records of the Indemnifying Party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

                  (c) The Indemnifying Party will not make any settlement of any claims without the written consent of the Indemnified Party, provided, that if the Indemnified Party fails to consent to a settlement of any claim, demand, suit or cause of action described in this Section 9.2, the Indemnifying Party's obligation to indemnify an award of damages shall in no event exceed the amount that the Indemnifying Party would have been required to indemnify for had such settlement offer been accepted by the Indemnified Party.


                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 EXPENSES; TRANSFER TAXES. All fees, costs and expenses incurred by Seller in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, legal and accounting fees and expenses, will be borne by Seller. All fees and expenses incurred by Buyer in connection with this Agreement will be borne by Buyer. All registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement will be paid by Buyer.

         10.2 PARTIES IN INTEREST. This Agreement is not assignable by either Buyer or Seller without the prior written consent of the other, except that without relieving Buyer of any of its obligations under this Agreement, Buyer may assign this Agreement to any subsidiary or affiliate of Buyer. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the respective successors, heirs, legal representatives, and assigns of the parties hereto. This Agreement constitutes an agreement among the parties hereto and none of the agreements, covenants, representations or warranties contained herein is for the benefit of any third party not a party to this Agreement.

         10.3 ENTIRE AGREEMENT; AMENDMENTS. This Agreement (including the Schedules and Exhibits attached hereto) contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties, and any condition to a party's obligations hereunder may only be waived in writing by such party.

         10.4 HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

         10.5 NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and shall be deemed given if delivered personally, if mailed (by registered or certified mail, return receipt requested and postage prepaid), if sent by reputable overnight courier service for next business day delivery, or if sent by facsimile transmission, as follows:

         IF TO SELLER:
         Benecorp Business Services, Inc.
         10108 Industrial Drive
         Pineville, North Carolina 28134
         Attn: Gary Musselman

         IF TO BUYER:                              WITH COPY TO:
         The Resourcing Solutions Group, Inc.      Brian M. Nugent, Esq.
         10108 Industrial Drive                    215 West Oak Street
         Pineville, North Carolina 28134           Tenth Floor
         Attn: Gary Musselman                      Fort Collins, Colorado 80521

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication will be effective on the date of receipt (or, if received on a non-business day, on the first business day after the date of receipt).

         10.6 PUBLICITY. The parties agree that, except as otherwise required by law, the issuance prior to Closing of any reports, statements or releases pertaining to this Agreement or the transactions contemplated hereby will require the prior, written consent of the Buyer. Buyer agrees to provide to Seller a copy of any written materials that Buyer intends to publish regarding the Asset Purchase and Buyer has 48 hours to provide its comments.

         10.7 COUNTERPARTS. This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, each of which will be deemed an original instrument, but all of which together will constitute one agreement. This Agreement will become effective when one or more counterparts have been signed by Seller and Buyer, and delivered to Buyer and Seller, respectively. Any party may deliver an executed copy of this Agreement (and an executed copy of any documents contemplated by this Agreement) by facsimile transmission to another party, and such delivery will have the same force and effect as any other delivery of a manually signed copy of this Agreement (or such other document).

         10.8     GOVERNING   LAW.  This  Agreement  will  be  governed  by  and
construed in accordance with the internal laws of the State of North Carolina.

         10.9 GENDER. Any reference to a particular gender will be deemed to include all other genders unless the context otherwise requires.

         10.10 WAIVERS. Any provision of this Agreement may be waived only by a written instrument executed by the party to be charged with such waiver. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

         10.11 DEFINED TERMS. Throughout this Agreement various terms have been defined by being enclosed in quotation marks, usually in parentheses, and used with their initial letters capitalized. Unless the context otherwise requires, such defined terms will have their designated meaning whenever used in this Agreement or any attached schedules. Unless an express reference is made to a different document, all references to a Section or Article shall be understood to refer to the indicated Section or Article of this Agreement, and all references to a Schedule or Exhibit shall be understood to refer to the indicated Schedule or Exhibit attached to this Agreement.

         10.12 TIME. Time is of the essence to the performance of the obligations set forth in this Agreement.

         10.13 CONSTRUCTION. This Agreement is the result of negotiations between Seller and Buyer. No provision of this Agreement shall be construed against a party because of such party's role as the drafter of the provision.

         10.14 ATTORNEYS' FEES. If there is any litigation related to this Agreement or the transactions contemplated by this Agreement, each party will be responsible for its own costs and expenses (including, without limitation, reasonable attorneys', accountants' and other professional fees and expenses).

















                              (Definitions Follow)

                                   DEFINITIONS

Definitions. As used herein, the following terms have the meanings set forth below:

"Actions or Proceedings" means any action, suit, proceeding, arbitration or investigation or audit by any Governmental or Regulatory Authority.
"Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.
"Books and Records" means all documents, instruments, papers, books and records, books of account, files and data (including customer and supplier lists), catalogs, brochures, sales literature, promotional material, certificates and other documents used in or associated with the conduct of the Business or the ownership of the Company's property, including, without limitation, financial statements, Tax Records (including Tax Returns), ledgers, minute books, copies of Contracts, Licenses and Permits, operating data and environmental studies and plans.
"Business" means the business and goodwill of the Company as a going concern. "Claim" means any action, suit, proceeding, hearing, investigation, litigation, charge, complaint, claim or demand. "Code" means the Internal Revenue Code of 1986, as amended.
"Contract" means any agreement, lease, evidence of Indebtedness, mortgage, indenture, security agreement or other contract or agreement (whether written or oral).
"Disclosure Schedule" means the schedules attached hereto and incorporated herein by reference of the Seller and the Buyer as appropriate in the context and as referenced throughout this Agreement.
"GAAP" means generally accepted accounting principles consistently applied (as such term is used in the American Institute of Certified Public Accountants Professional Standards) as of the date of the Financial Statements
"Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.
"Indebtedness"  of any  Person  means any  obligations  of such  Person  (a) for borrowed money, (b) evidenced by notes, bonds, indentures or similar instruments, (c) for the deferred purchase price of goods and services (other than trade payables incurred in the ordinary course of business), (d) under capital leases and (e) in the nature of guarantees of the obligations described in clauses (a) through (d) above of any other Person.
"Intellectual Property" means all know-how, patents, copyright registrations, trademark and service mark registrations, applications for any of the foregoing, whether or not registered, all designs, copyrights, trademarks, service marks, trade names, secret formulae, trade secrets, secret processes, computer programs and confidential information, including all rights to any such property that is owned by and licensed from others and any goodwill associated with any of the above.
"Knowledge of the Seller," "the Seller's Knowledge," or other like words mean the knowledge of the Company, Shareholders and the individuals set forth in
Section 9.1 of the Disclosure Schedule after due inquiry.

"Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements in effect on the date of this Agreement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.
"Liabilities" means all Indebtedness and other liabilities, including, without limitation, strict liability, and obligations to pay, perform or discharge any costs, expenses and obligations of a Person (whether known, unknown, absolute, accrued, contingent, fixed or otherwise or whether due or to become due) and all costs, expenses and obligations related to any of the foregoing.
"Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises, and similar consents granted or issued by any Person and are associated with or necessary to operate the Company and/or used in connection with the Business.
"Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claims, levy, charge, option, right of first refusal, charges, debentures, indentures, deeds of trust, easements, rights-of-way, restrictions, encroachments, licenses, leases, permits, security agreements, or other encumbrance of any kind and other restrictions or limitations on the use or ownership of real or personal property or irregularities in title thereto or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.
"Material Adverse Effect" means, with respect any Person, material adverse changes in the business, assets, financial condition, results or prospects of operations of such Person.
"Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).
"Related Agreements" means any other agreement, certificate or similar document executed pursuant to this Agreement.
"Taxes" means any and all taxes, fees, levies, duties, tariffs, import and other charges, imposed by any taxing authority, together with any related interest, penalties or other additions to tax, or additional amounts imposed by any taxing authority, and without limiting the generality of the foregoing, shall include net income taxes, alternative or add-on minimum taxes, gross income taxes, gross receipts taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, franchise taxes, profits taxes, license taxes, transfer taxes, recording taxes, escheat taxes, withholding taxes, payroll taxes, employment taxes, excise taxes, severance taxes, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profit taxes, environmental taxes, custom duty taxes or other governmental fees or other like assessments or charges of any kind whatsoever, and any transferee or secondary liability in respect of any tax (whether imposed by Law, contract or otherwise).
"Tax Returns" means all reports, estimates, declarations of estimated tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

Other Terms. Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.

Other Definitional Provisions.
-----------------------------

         The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular provision of this Agreement.
         The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.
         The terms defined in the neuter or masculine gender shall include the feminine, neuter and masculine genders, unless the context clearly indicates otherwise.
         For purposes of this Agreement, "ordinary course of business" shall include, without limitation negotiating contract renewals consistent with past practices.


                           (Signature Page to Follow)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.


SELLER:                                    BUYER:


BENECORP BUSINESS SERVICES, INC.           THE RESOURCING SOLUTIONS GROUP, INC.


By:/s/ GARY MUSSELMAN                      By:/s/ GARY MUSSELMAN
   --------------------------------           ----------------------------------
     Gary Musselman, President                  Gary Musselman, President

                                 Exhibit 2.2 to
                          Securities Purchase Agreement

PROMISSORY NOTE

$300,000.00                                                    DECEMBER 30, 2004

FOR VALUE RECEIVED, the undersigned, PACEL CORP, INC ("Maker"), a Virginia corporation, hereby promises to pay to the order of The Resourcing Solutions Group, Inc, a Nevada company, the aggregate, principal sum of $300,000, together with interest on the unpaid principal balance, in accordance with the schedule attached hereto and incorporated herein.

1. The principal and interest indebtedness evidenced hereby shall be a payable in accordance with Schedule 1 attached hereto and made a part hereof.

2. All payments on account of the indebtedness represented by this Note shall be applied first to accrued and unpaid interest and the remainder to principal. This Note may be prepaid by Maker at any time, in whole or in part, without premium or penalty There shall be no default under paragraph 1(a) unless the required amount is not received by the holder of this Note by the tenth day of the month.

3. Payments shall be made to The Resourcing Solutions Group, Inc, care of Gary Musselman, 10108 Industrial Drive, Pineville NC 28134, or such other address as the holder of this Note may designate in writing.

4. All parties to this Note jointly and severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor

5. In the event of a default by Maker under this Note, the holder of this Note shall have the following rights: (a) to enforce one or more remedies available to it under law, equity or hereunder, and such action shall not operate to estop or prevent it from pursuing any further remedy which it may have; (b) to declare the entire unpaid balance due at any time; (c) to impose a late charge equal to five percent (5%) of the unpaid amount if any payment to be made hereunder is not received in full by the due date; and (d) to increase the rate of interest applicable to the entire unpaid principal balance of this Note by an increment of an additional five percent (5%) per annum, unless such increase exceeds the maximum increase permitted by applicable law in such circumstances, in which event said rate of interest shall be increased by that increment which is the maximum increase permitted by law in such circumstances.

6. This Promissory Note shall automatically terminate and be cancelled upon the occurrence of any of the following events: (i) failure of holder or its assigns to pay each installment of the Loans as required by the terms of the Loans described in Schedule 1 attached hereto, or a default under the terms of the Loans; and (ii) a breach of the Stock Purchase Agreement (collectively referred to as an "Event of Default"). Maker shall provide written notice of any such Event of Default to holder, and this promissory Note shall terminate and be cancelled as of the date of such notice. Maker shall have no further obligations whatsoever under this Promissory Note after providing the notice described herein.

7. The acceptance by the holder of this Note of any partial payment made hereunder after the due date of any installment under this Note shall not establish a custom or waive any rights of said holder to enforce prompt payment hereof. Demand, presentment for payment, protest, and notice of nonpayment and protest are hereby waived by the undersigned.

8. By exercising or failing to exercise any of its rights, options or elections hereunder, the holder of this Note shall not be deemed to have waived any breach or default on the part of Maker or to have released Maker from any of its obligations hereunder, unless such waiver or release is in writing and signed by the holder of this Note. In addition, the waiver by the holder of this Note of any breach hereof or default in payment of any indebtedness secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default.

9. All notices, demands, and other communications given hereunder shall be in writing and shall be sent by overnight courier, to such address as the holder of this Note or Maker shall have furnished the other in writing, and shall be deemed to have been given at the time received.

10. All agreements, conditions, and provisions of this Note shall apply to and bind the successors and assigns of all parties hereto. Every provision hereof is intended to be severable. If any provision of this Note is determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the provisions hereof which shall remain binding and enforceable.

11. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA. MAKER HEREBY IRREVOCABLY CONSENTS TO JURISDICTION IN THE STATE OF NORTH CAROLINA AND VENUE IN THE COUNTY OF MECKLENBERG FOR SUCH PURPOSES AND SERVICE OF PROCESS BY U.S. MAIL AND WAIVES ANY AND ALL RIGHTS TO CONTEST SUCH JURISDICTION AND VENUE FOR THE PURPOSE OF ENFORCING THIS NOTE AND ALL RELATED DOCUMENTS DELIVERED IN CONNECTION THEREWITH.


PACEL CORP.

/s/ GARY A. MUSSELMAN
-----------------------
Gary A. Musselman
Its: President